UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
September 3, 2024
VOYA FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-35897	No.	52-1222820
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification Number)
230 Park Avenue
New York	New York		10169
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (212) 309-8200
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.01 Par Value	VOYA	New York Stock Exchange
Depositary Shares, each representing a 1/40th	VOYAPrB	New York Stock Exchange
interest in a share of 5.35% Fixed-Rate Non-Cumulative Preferred Stock, Series B, $0.01 par value
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
This current report on Form 8-K/A (the "Amendment") amends the current report on Form 8-K dated September 3, 2024 filed by Voya Financial, Inc. (the "Company") with the U.S. Securities and Exchange Commission (the "Original Form 8-K"). The Original Form 8-K reported the announcement of Don Templin's retirement as Executive Vice President and Chief Financial Officer of the Company effective December 31, 2024 and the appointment of Michael Katz as Executive Vice President and Chief Financial Officer of the Company effective January 1, 2025. The purpose of this Amendment is to disclose updates regarding Mr. Templin's continued role at the company and new compensation arrangements for Mr. Katz as a result of this transition.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On September 4, 2024, the Company announced that, effective January 1, 2025, Michael Katz will succeed Don Templin as the Company’s Executive Vice President and Chief Financial Officer. Commencing January 1, 2025, Mr. Templin will serve as a strategic advisor to the Company until his retirement on February 28, 2025.
In connection with Mr. Katz's appointment as Executive Vice President and Chief Financial Officer, the Company made changes to Mr. Katz’s compensation arrangements. The changes include an increase in Mr. Katz’s annual rate of base salary to $650,000; an increase in his target ACIP opportunity to $1,625,000; and an increase in his target long-term incentive opportunity to $2,275,000.
Mr. Katz will continue to be covered by the Company’s Severance Plan for Senior Managers.
In connection with Mr. Templin's retirement, the Company and Mr. Templin have entered into an agreement, dated as of January 3, 2025, pursuant to which Mr. Templin will continue as an employee and serve as a strategic advisor to the Company to support an orderly transition. For his role as an advisor, Mr. Templin will receive a base salary (annualized at $300,000) in accordance with normal payroll practices. He remains eligible for annual incentive awards payable in respect of services rendered as Chief Financial Officer in 2024.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Voya Financial, Inc.
(Registrant)

By:        /s/ My Chi To
Name:    My Chi To
Title:    Executive Vice President, General Counsel and Corporate Secretary
Dated: January 3, 2025